united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

Item 1. Reports to Stockholders.

SIERRA TACTICAL ALL ASSET FUND
SIERRA TACTICAL CORE INCOME FUND

Annual Report
September 30, 2018

1-866-738-4363
www.sierramutualfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Letter to Shareholders, September 2018

Dear Shareholders:

The twelve-month period ended September 30, 2018 covers some noteworthy and divergent behavior in the investment markets. For the three months marking September 30, 2017 until nearly the last minute of 2017, tax drama in Washington dominated both the political landscape and the investment one. Exactly how the tax code would change was sure to be large, but no one knew how. Corporate and personal income taxes, municipal bond tax exemption, state and local taxes, mortgage interest deductions were all on the table for change.

Investor enthusiasm that had dominated a quiet and rising environment for all of calendar 2017 shifted to euphoria into 2018 as headlines announced that crypto-currencies (e.g. Bitcoin) were making temporary millionaires of everyone from taxi drivers to grandma next door. The crescendos reached a peak in January 2018: the S&P 500 jumped so sharply in the first few weeks that if the pace kept up, we would have recorded a 90+% return for U.S. stocks – not very likely!

But then, historically low volatility of 2017 disappeared quickly starting late January 2018 through early February, when the S&P 500 dropped more than 10% in 8 trading days. The downdraft began shortly after a government report of higher than expected inflation numbers, but could have been driven by any number of factors. Regardless, we observed and acted on Sell signals in both of the Sierra mutual funds. These Sells were concentrated in domestic and international equities and alternative strategies funds (further discussion below).

For the next several months, proclamations over trade relations coming out of Washington D.C. worried investors that global economic growth could be hurt. That, along with the roller coaster start in early February, created a period of time largely characterized as “trendless volatility” that lasted through June. In other words, there was a lot of up and a lot of down, but no overall gains or most other asset classes.

The Federal Reserve consistently raised its interest rate over the 12 months under discussion. The Fed continues to focus on its dual mandate of full employment and low inflation. Economic growth as well as profit growth have been moderate and strong in the year, giving the Fed runway to push up rates from historically low levels. The rising interest rates and creeping inflation pressured many types of bonds and pushed the Bloomberg Barclays U.S. Aggregate Bond index into negative territory from the start of the calendar year until September 2018.

In this challenging period of political cage-rattling, rising interest rates and heightened volatility, we are pleased to report that the Sierra Tactical All Asset Fund (previously the Sierra Core Retirement Fund) earned 0.86% for Class R shares for the 12 months ended September 30, 2018. The Sierra Tactical Core Income Fund (previously the Sierra Strategic Income Fund) earned 0.94% for Class R shares for the same period.

Sierra Tactical All Asset Fund (previously Core Retirement Fund)

Effective November 1, 2017, the Sierra Core Retirement Fund was re-named the Sierra Tactical All Asset Fund.

At the end of December 2017, the Sierra Tactical All Asset Fund reached its 10-year anniversary. This important milestone brings the 2008-2009 period, an especially important time, into the 10-year performance reporting period for the Tactical All Asset Fund. This period markedly highlights the ability of the Fund’s process to cut off “left-tail” risk, which occurred in 2008, while participating in the “trampoline effect” characterizing 2009.

Specifically, in early 2008 through March 2009, the S&P 500 lost over 50% while the Tactical All Asset Fund fell approximately 5%, an absolutely impressive return and a huge benefit for our shareholders compared to many other funds. Then, as the stock market bounced back up sharply, the Sierra fund also participated, gaining nearly 35% over the rest of 2009.

Long-term performance continues to be a focus of our Portfolio Management team. We are pleased to report the strong performance that the Sierra Tactical All Asset Class R shares since inception on December 24, 2007 to September 30, 2018, a cumulative return of +71.39%, significantly outperforming Morningstar’s Tactical Allocation category, the Fund’s benchmark, which earned a cumulative return of +37.10%. The Tactical All Asset Fund also bested its previous benchmark, the average fund in “Allocation—15% to 30% Equity” category, which delivered +47.10% over the same time period.

For the 12-month period ending September 30, 2018, the Sierra Tactical All Asset Fund returned 0.86% while the average fund in Morningstar’s Tactical Allocation earned +5.37%. (The Fund’s prior benchmark, “Allocation—15% to 30% Equity” category average gained +1.39% over the 12 month period in discussion.) The underperformance versus the benchmark is primarily due to lower domestic equity positions in the Sierra Tactical All Asset Fund relative to the benchmark. Domestic equities, specifically large cap growth stocks, far outpaced nearly all other asset classes. The Sierra Tactical All Asset Fund held larger positions in domestic equities than it has for the past few years, but the allocation was more conservative than the average Tactical Allocation fund. Further, it should be highlighted that the Sierra Tactical All Asset Fund endured far less volatility than its benchmark as our Sell signals muted the dramatic volatility that characterized the January through May time period.

For the 12 months under discussion, contributors to performance of the Tactical All Asset Fund included commodities, domestic equities, floating rate loan, municipal bond and high yield corporate bond Funds. Emerging markets debt and preferred stock funds detracted from performance.

The performance data quoted here represent past performance for the Class R shares (symbol SIRRX), and are net of the total annual operating expenses of the Class R shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, sierramutualfunds.com. Current and future performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least January 31, 2019, to ensure that the net annual fund operating expenses will not exceed 1.75% for Class A and Class I, 1.90% for Class A1 and I1, 2.50% for Class C, and 1.50% for Class R.

The total annual operating expenses, including expenses of the underlying funds (estimated at 0.74% per year) are 2.44% for Class A and Class I shares, 2.59% for Class A1 and I1 shares, 3.19% for Class C shares and 2.19% for Class R shares. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

Sierra Tactical Core Income Fund (previously Strategic Income Fund)

Effective April 16, 2018, the Sierra Strategic Income Fund was re-named the Sierra Tactical Core Income Fund.

Effective from inception on December 27, 2011 to September 30, 2018, the Sierra Tactical Core Income Fund Class R shares achieved a cumulative performance of +31.5%, far outpacing the benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, which delivered a cumulative return of +13.2% over the same period.

For the 12-month period ending September 30, 2018, the Tactical Core Income Fund also bested its benchmark, earning +0.94% versus -1.22%. The Fund’s outperformance was primarily due to the Portfolio Management team’s participation in upward trends in floating rate loan, multisector bond, municipal bond and high yield corporate bond funds. Our process navigated all of these asset classes well, benefitting returns. Emerging markets debt positions were the most notable detractors from performance.

The performance data quoted here represent past performance for the Class R shares (symbol SSIRX), and are net of the total annual operating expenses of the Class R shares. For performance numbers current to the most recent month end, please call toll-free 866-738-4363 or visit our website, sierramutualfunds.com. Current and future performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least until January 31, 2019, to ensure that the net annual fund operating expenses will not exceed 1.35% for Class A and Class I, 1.95% for Class C, 1.00% for Class R, and 0.95% for Class Y. Absent this arrangement, the Fund’s returns for some share classes would have been lower.

The total annual operating expenses, including expenses of the underlying funds (estimated at 0.83% per year) are 2.18% for Class A and Class I shares, 2.78% for Class C shares, 1.80% for Class R shares and 1.78% for Class Y shares. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

Comments applicable to both Funds:

As discussed earlier in this letter, much of the fiscal year ended September 30 2018 was characterized by heavy volatility (specifically, large up and down movements without any gains) and rising interest rates. The “trendless volatility” can be a challenging environment for our process. On the Sell side, the volatility has been less of an issue, as our defensive discipline keeps our shareholders out of trouble by swiftly exiting asset classes and securities relatively early in each significant decline.

However, our ability to make money is driven by participation in upward trending asset classes and underlying funds. Our rules define a “Buy” when several indicators confirm a rising trend. The behavior of many (most) asset classes in the period under discussion has been rapid moves up and down without the establishment of a rising trend. Without many asset classes in a rising trend, the opportunity to deploy cash productively and to generate stronger returns is tested.

The volatility could be driven by a number of factors. However, an added headwind for our Funds has been the generally rising rate environment. The Federal Reserve has been increasing its interest rates, which in turn has pushed other interest rates higher. During the period under discussion, as an example, the 10-year Treasury yield has increased by approximately 75 basis points. For a holder of 10-year Treasuries, this is roughly a 5% decline in that bonds’ value. Since many of the asset classes we consider are influenced by interest rates, including municipal bonds, multisector bonds, Treasury bonds and more, the rising rate environment has kept us out of asset classes that have historically been productive for our mutual funds, or led to small losses.

In the context of the current environment and relative to our benchmarks, we are pleased with current performance of our Funds as well as our continued low risk positioning. We believe that both Funds are appropriately allocated for the current economic environment and have the potential to provide returns consistent with our long-term goals. As tactical investment managers, the key is that we do not predict what is going to occur, but rather react to actual price trends in the investment markets we monitor.

For more detailed Commentary see the “News and Media” link on our website, sierramutualfunds.com.

We at Sierra appreciate your confidence in our Portfolio Management team.

Sincerely,

David C. Wright, JD
Kenneth L. Sleeper, MBA, PhD
Terri Spath, MBA, CFA, CFP®

Portfolio Managers

Cumulative performance from inception is the total increase in value of an investment in the Class R shares assuming reinvestment of dividends and capital gains.

Drawdown is an indicator of the risk of a portfolio chosen based on a certain strategy. It measures the largest single drop from peak to bottom in the value of a portfolio before a new peak is achieved.

The Morningstar Tactical Allocation category is comprised of portfolios that seek to provide both capital appreciation and income by shifting exposure across stocks, bonds and cash.

The Morningstar Allocation—15%-30% Equity category is comprised of portfolios that seek to provide both capital appreciation and income by investing in stocks, bonds and cash. (The Conservative Allocation benchmark used previously has been eliminated by Morningstar).

Bloomberg Barclays U.S. Capital Aggregate Bond Index, formerly called the Lehman Aggregate Bond Index, is a broad-based index maintained by Barclays Capital that is often used to represent investment-grade bonds traded in the United States.

The S&P 500 Index®, a registered trademark of McGraw-Hill Co., Inc., is a market-capitalization-weighted index of 500 widely-held common stocks. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

7689-NLD-11/26/2018

SIERRA TACTICAL ALL ASSET FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, compared to its benchmark:

					Annualized	Annualized	Annualized
		Annualized	Annualized	Annualized	Inception**-	Inception***-	Inception****-
	One Year	Three Year	Five Year	Ten Year	September 30, 2018	September 30, 2018	September 30, 2018
Sierra Tactical All Asset Fund – Class A	0.65%	3.29%	2.63%	5.63%	4.91%	—	—
Sierra Tactical All Asset Fund – Class A with load	(5.15)%	1.28%	1.42%	5.00%	4.34%	—	—
Sierra Tactical All Asset Fund – Class C	(0.11)%	2.52%	1.86%	—	—	2.33%	—
Sierra Tactical All Asset Fund – Class I	0.60%	3.29%	2.62%	5.61%	4.89%	—	—
Sierra Tactical All Asset Fund – Class R	0.86%	3.54%	2.87%	5.87%	5.13%	—	—
Sierra Tactical All Asset Fund – Class A1	0.51%	3.14%	2.47%	—	—	—	2.27%
Sierra Tactical All Asset Fund – Class A1 with load	(5.26)%	1.12%	1.27%	—	—	—	1.31%
Sierra Tactical All Asset Fund – Class I1	0.45%	3.12%	2.47%	—	—	—	2.28%
Morningstar Tactical Allocation	5.37%	6.66%	4.06%	4.84%	3.01%	5.28%	5.08%
Morningstar Allocation 15%-30% Equity Category Average	1.39%	4.14%	3.05%	4.52%	3.36%	4.26%	3.59%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A and Class A1 maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated with the traded NAV on September 30, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 2.44% for Class A, 2.43% for Class I shares, 2.19% for Class R shares, 3.19% for Class C shares, 2.59% for Class A1 and Class I1 shares per the January 29, 2018 prospectus. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	Inception date is December 24, 2007 for Class A, I and R shares.

***	Inception date is February 5, 2010 for Class C shares.

****	Inception date is June 7, 2012 for A1 and I1 shares.

The Morningstar Tactical Allocation is comprised of portfolios that seek to provide both capital appreciation and income by shifting exposure across stocks, bonds and cash. To qualify for the tactical allocation category, the Fund must have minimum exposure of 10% in bonds and 20% in equity.

The Morningstar Allocation 15%-30% Equity Category Average is the average performance, published by Morningstar, of mutual funds that Morningstar categorizes in its Conservative Allocation group, as published by Morningstar at the end of each calendar quarter, and thus the original reports include funds that have subsequently merged, changed categories or liquidated. These portfolios are dominated by domestic holdings and have equity exposures between 15% and 30%.

SIERRA TACTICAL ALL ASSET FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2018

Comparison of the Change in Value of a $100,000 Investment

The Fund’s top asset classes as of September 30, 2018, are as follows:

Asset Class	% of Net Assets
Mutual Funds
Municipal High Yield	17.2%
High Yield Bond	10.5%
Growth Small Cap	8.7%
Preferred	8.6%
Bank Loans	8.2%
Broad Based	6.6%
Blend Small Cap	6.5%
Aggregate Bond Long	5.1%
Municipal National Long	4.4%
Exchange Traded Fund
Real Estate	4.4%
Other, Cash & Cash Equivalents	19.8%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

SIERRA TACTICAL CORE INCOME FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, compared to its benchmark:

				Annualized
		Annualized	Annualized	Inception**-
	One Year	Three Year	Five Year	September 30, 2018
Sierra Tactical Core Income Fund – Class A	0.53%	3.67%	3.44%	3.80%
Sierra Tactical Core Income Fund – Class A with load	(5.26)%	1.64%	2.23%	2.90%
Sierra Tactical Core Income Fund – Class C	(0.06)%	3.05%	2.82%	3.18%
Sierra Tactical Core Income Fund – Class I	0.52%	3.67%	3.44%	3.82%
Sierra Tactical Core Income Fund – Class R	0.94%	4.03%	3.80%	4.13%
Sierra Tactical Core Income Fund – Class Y	0.94%	3.99%	3.79%	4.14%
Bloomberg Barclays U.S. Capital Aggregate Bond Index	(1.22)%	1.31%	2.16%	2.02%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s returns would have been lower had the adviser not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses are 2.18% for Class A and Class I shares, 1.80% for Class R shares, 1.78% for Class Y shares and 2.78% for Class C shares per the January 29, 2018 prospectus. Class A shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-866-738-4363 (1-866-RETI-FND).

**	The Fund’s inception date is December 27, 2011.

The Bloomberg Barclays U.S. Capital Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion, representing 43% of the total U. S. bond market. The index does not take into account charges, fees and other expenses, and investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment

SIERRA TACTICAL CORE INCOME FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2018

The Fund’s top asset classes as of September 30, 2018, are as follows:

Asset Class	% of Net Assets
Mutual Funds
Municipal High Yield	28.0%
Asset-Backed Securities	15.8%
Bank Loans	10.5%
Convertible	7.2%
High Yield Bond	6.7%
Foreign Aggregate Bond	6.3%
Market Neutral	3.7%
Emerging Market Bond Local Currency	3.1%
Aggregate Bond	3.1%
Aggregate Bond Short	3.0%
Other, Cash & Cash Equivalents	12.6%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Sierra Tactical All Asset Fund
PORTFOLIO OF INVESTMENTS
September 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 12.2%
	ENERGY - 1.1%
403,100	United States Oil Fund LP **	$6,256,112

	GLOBAL - 1.0%
66,500	iShares Edge MSCI Min Vol Global ETF	5,843,355

	HEALTH CARE - 4.2%
183,900	Health Care Select Sector SPDR Fund **	17,498,085
33,850	iShares U.S. Healthcare Providers ETF **	6,764,923
		24,263,008
	MALAYSIA - 1.0%
177,900	iShares MSCI Malaysia ETF	5,755,065

	REAL ESTATE - 4.4%
311,250	iShares U.S. Real Estate ETF	24,906,225

	TAIWAN - 0.5%
77,600	iShares MSCI Taiwan ETF	2,925,520

	TOTAL EXCHANGE TRADED FUNDS (Cost $69,465,886)	69,949,285

	MUTUAL FUNDS - 87.9%
	AGGREGATE BOND LONG - 5.1%
4,194,580	Putnam Diversified Income Trust - Class Y	28,858,708

	AGGREGATE BOND SHORT - 1.8%
883,569	Thompson Bond Fund - Retail Class	10,108,025

	BANK LOANS - 8.2%
5,734,071	Oppenheimer Senior Floating Rate Fund - Class Y	46,617,994

	BLEND SMALL CAP - 6.5%
993,743	Virtus KAR Small-Cap Core Fund - Class I **	37,026,879

	BROAD BASED - 6.6%
5,973,445	PIMCO Commodities PLUS Strategy Fund - Institutional Class	37,513,232

	EMERGING MARKETS BOND - 0.5%
312,040	MainStay MacKay Emerging Markets Debt Fund - Class I	3,139,125

	FOREIGN AGGREGATE BOND - 0.9%
474,261	PIMCO Foreign Bond Fund U.S. Dollar-Hedged - Institutional Class	5,093,568

See accompanying notes to financial statements.

Sierra Tactical All Asset Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Value
	FOREIGN BLEND - 3.0%
213,193	Invesco Global Low Volatility Equity Yield Fund - Class Y	$2,952,725
547,425	Morgan Stanley Institutional Fund Inc - Global - Class I **	13,899,130
		16,851,855
	GLOBAL ALLOCATION - 4.1%
1,394,663	Franklin Mutual Quest Fund - Class Z	23,262,985

	GROWTH SMALL CAP - 8.7%
1,451,029	Virtus KAR Small-Cap Growth Fund - Class I **	49,639,686

	HIGH YIELD BOND - 10.5%
6,301,986	MainStay MacKay High Yield Corporate Bond Fund - Class I	35,417,162
2,822,813	PIMCO High Yield Fund - Institutional Class	24,727,844
		60,145,006
	MANAGED FUTURES SYSTEMATIC - 0.0%
1	361 Managed Futures Fund - Class I **	12

	MORTGAGE-BACKED - 1.8%
933,376	PIMCO Mortgage Opportunities Fund - Institutional Class	10,239,130

	MUNICIPAL HIGH YIELD - 17.2%
1,433,700	MainStay MacKay High Yield Municipal Bond Fund - Class I	17,964,261
3,057,014	Nuveen High Yield Municipal Bond Fund - Class I	52,336,072
3,809,957	Oppenheimer Rochester High Yield Municipal Fund - Class Y	28,155,585
		98,455,918
	MUNICIPAL NATIONAL LONG - 4.4%
2,517,708	Prudential Muni High Income Fund - Class Z	25,403,674

	PREFERRED - 8.6%
4,957,939	Principal Preferred Securities Fund - Institutional Class	49,133,175

	TOTAL MUTUAL FUNDS (Cost $500,028,301)	501,488,972

	TOTAL INVESTMENTS - 100.1% (Cost $569,494,187)	$571,438,257
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(735,656)
	NET ASSETS - 100.0%	$570,702,601

**	Non-Income producing security.

See accompanying notes to financial statements.

Sierra Tactical Core Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2018

Shares		Value
	EXCHANGE TRADED FUND - 1.0%
	LARGE-CAP - 1.0%
347,800	First Trust Value Line Dividend Index ETF (Cost $11,127,630)	$11,004,392

	MUTUAL FUNDS - 99.3%
	AGGREGATE BOND - 3.1%
1,845,104	MainStay Floating Rate Fund - Class I	17,233,269
1,450,939	PIMCO Income Fund - Institutional Class	17,251,660
		34,484,929
	AGGREGATE BOND LONG - 1.6%
859,983	Salient Select Income Fund - Institutional Class	18,300,449

	AGGREGATE BOND SHORT - 3.0%
2,905,426	Thompson Bond Fund - Retail Class	33,238,068

	ASSET-BACKED SECURITIES - 15.8%
5,138,475	AlphaCentric Income Opportunities Fund - Class I	63,819,857
2,175,640	Angel Oak Multi-Strategy Income Fund - Institutional Class	24,258,382
7,880,978	Deer Park Total Return Credit Fund - Class I +	88,739,814
		176,818,053
	BANK LOANS - 10.5%
3,584,055	Invesco Floating Rate Fund - Class Y	27,202,978
11,130,495	Oppenheimer Senior Floating Rate Fund - Class Y	90,490,925
		117,693,903
	CONVERTIBLE - 7.2%
3,460,754	Franklin Convertible Securities Fund - Advisor Class	76,344,225
233,665	Victory INCORE Investment Grade Convertible Fund - Class I	3,876,504
		80,220,729
	DYNAMIC ALLOCATION - 1.9%
1,349,721	BlackRock Tactical Opportunities Fund - Institutional Class	20,839,688

	EMERGING MARKET BOND LOCAL CURRENCY - 3.1%
5,358,539	PIMCO Emerging Local Bond Fund - Institutional Class	35,152,014

	EMERGING MARKETS BOND - 1.0%
1,014,080	Ashmore Emerging Markets Short Duration Fund - Institutional Class	9,785,870
137,891	MainStay MacKay Emerging Markets Debt Fund - Class I	1,387,184
		11,173,054
	FIXED INCOME DIVERSIFIED - 1.9%
255,960	BrandywineGLOBAL - Alternative Credit Fund - Class IS	2,636,390
1,766,998	PIMCO Unconstrained Bond Fund - Institutional Class	18,995,228
		21,631,618

See accompanying notes to financial statements.

Sierra Tactical Core Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Value
	FOREIGN AGGREGATE BOND - 6.3%
211,570	PIMCO Credit Absolute Return Fund - Institutional Class	$2,113,582
6,302,861	PIMCO Foreign Bond Fund U.S. Dollar-Hedged - Institutional Class	67,692,732
		69,806,314
	HIGH YIELD BOND - 6.7%
467,154	Barings Global Credit Income Opportunities Fund - Class Y	4,363,217
10,436,966	MainStay MacKay High Yield Corporate Bond Fund - Class I	58,655,749
1,692,745	Principal High Yield Fund - Institutional Class	12,238,547
		75,257,513
	MARKET NEUTRAL - 3.7%
1,218,062	Gateway Fund - Class Y	41,779,522

	MULTI STRATEGY - 2.9%
1,167,631	Oppenheimer Fundamental Alternatives Fund - Class Y	32,857,129

	MUNICIPAL HIGH YIELD - 28.0%
5,948,060	MainStay MacKay High Yield Municipal Bond Fund - Class I	74,529,193
4,894,823	Nuveen High Yield Municipal Bond Fund - Class I	83,799,372
18,141,799	Oppenheimer Rochester High Yield Municipal Fund - Class Y	134,067,892
2,270,262	PIMCO High Yield Municipal Bond Fund - Institutional Class	20,523,167
		312,919,624
	PREFERRED - 2.6%
19	Nuveen Preferred Securities Fund - Class I	325
2,877,664	Principal Preferred Securities Fund - Institutional Class	28,517,649
		28,517,974

	TOTAL MUTUAL FUNDS (Cost $1,099,205,283)	1,110,690,581

	SHORT-TERM INVESTMENT - 0.4%
	MONEY MARKET FUND - 0.4%
5,406,362	Goldman Sachs Financial Square Funds-
	Government Fund to Yield 1.61% * (Cost $5,406,362)	5,406,362

	TOTAL INVESTMENTS - 100.7% (Cost $1,115,739,275)	$1,127,101,335
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%	(8,178,623)
	NET ASSETS - 100%	$1,118,922,712

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018.

+	Affiliated security.

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2018

	Sierra Tactical All	Sierra Tactical Core
	Asset Fund	Income Fund
ASSETS
Investment securities:
Unaffiliated companies, at value (cost of $569,494,187 and 1,026,874,912, respectively)	$571,438,257	$1,038,361,521
Affiliated companies, at value (cost of $0 and $ 88,864,363, respectively)	—	88,739,814
Receivable for securities sold	518,400	30,006,139
Receivable for Fund shares sold	464,376	887,574
Dividends and interest receivable	261,031	23,775
Prepaid expenses and other assets	82,396	62,781
TOTAL ASSETS	572,764,460	1,158,081,604

LIABILITIES
Due to custodian	518,381	—
Payable for investments purchased	—	35,152,014
Payable for Fund shares repurchased	715,644	2,956,657
Investment advisory fees payable	590,404	691,317
Distribution (12b-1) fees payable	66,060	160,154
Payable to related parties	45,083	72,646
Accrued expenses and other liabilities	126,287	126,104
TOTAL LIABILITIES	2,061,859	39,158,892
NET ASSETS	$570,702,601	$1,118,922,712

Net Assets Consist Of:
Paid in capital	$569,275,334	$1,125,196,448
Undistributed net investment income	244,664	1,672,641
Accumulated net realized loss from security transactions	(761,467)	(19,308,437)
Net unrealized appreciation of investments	1,944,070	11,362,060
NET ASSETS	$570,702,601	$1,118,922,712

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2018

	Sierra Tactical All	Sierra Tactical Core
	Asset Fund	Income Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$36,945,504	$75,142,505
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,609,962	3,584,887
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$22.95	$20.96
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$24.35	$22.24

Class C Shares:
Net Assets	$61,939,031	$129,749,099
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,677,904	6,204,845
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.13	$20.91

Class I Shares:
Net Assets	$19,759,756	$85,844,288
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	862,414	4,089,722
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$22.91	$20.99

Class R Shares:
Net Assets	$442,358,078	$828,171,461
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	19,441,757	39,683,787
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$22.75	$20.87

Class Y Shares:
Net Assets		$15,359
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)		738
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share		$20.82	(b)

Class A1 Shares:
Net Assets	$3,801,695
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	164,021
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$23.18
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$24.59

Class I1 Shares:
Net Assets	$5,898,537
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	255,545
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.08

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00% contingent deferred sales charge on redemptions within 18 months of purchase.

(b)	The NAV shown above does not recompute due to rounding of shares.

See accompanying notes to financial statements.

THE SIERRA FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2018

	Sierra Tactical All	Sierra Tactical Core
	Asset Fund	Income Fund
INVESTMENT INCOME
Dividends	$23,303,517	$41,313,880
Dividends from affiliated companies	—	2,356,903
Interest	132,060	182,390
TOTAL INVESTMENT INCOME	23,435,577	43,853,173

EXPENSES
Investment advisory fees	6,901,735	7,663,436
Distribution (12b-1) fees:
Class A	99,888	302,144
Class C	649,223	1,300,594
Class I	62,309	380,286
Class A1	13,920	—
Class I1	31,819	—
Shareholder service fees	446,947	690,288
Administrative services fees	327,715	623,337
Registration fees	120,901	76,000
Accounting services fees	76,848	140,293
Transfer agent fees	92,711	238,821
Printing and postage expenses	80,496	152,497
Custodian fees	39,296	66,585
Professional fees	36,674	36,942
Compliance officer fees	24,676	34,234
Insurance expense	13,001	19,998
Trustees fees and expenses	16,851	15,063
Other expenses	6,266	44,848
TOTAL EXPENSES	9,041,276	11,785,366

Less: Fees waived and/or reimbursed by the Adviser	—	(15,817)

NET EXPENSES	9,041,276	11,769,549
NET INVESTMENT INCOME	14,394,301	32,083,624

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from unaffiliated security transactions	5,041,465	(17,327,313)
Distributions of capital gains from underlying investment companies	2,977,668	142,000
	8,019,133	(17,185,313)

Net change in unrealized depreciation of investments, unaffiliated companies	(19,250,912)	(7,239,569)
Net change in unrealized depreciation of investments, affiliated companies	—	(338,246)
	(19,250,912)	(7,577,815)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(11,231,779)	(24,763,128)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,162,522	$7,320,496

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
FROM OPERATIONS
Net investment income	$14,394,301	$10,963,731
Net realized gain from security transactions	5,041,465	8,339,278
Distributions of capital gains from underlying investment companies	2,977,668	236,033
Net change in unrealized depreciation of investments	(19,250,912)	(2,082,192)
Net increase in net assets resulting from operations	3,162,522	17,456,850

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,034,110)	(1,027,706)
Class C	(1,195,201)	(1,094,303)
Class I	(639,020)	(689,973)
Class R	(12,096,877)	(8,120,973)
Class A1	(87,094)	(68,970)
Class I1	(180,164)	(277,790)
Net decrease in net assets resulting from distributions to shareholders	(15,232,466)	(11,279,715)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,006,398	7,583,857
Class C	10,989,232	8,811,379
Class I	3,989,798	2,877,437
Class R	225,429,005	163,552,260
Class A1	1,503,788	477,995
Class I1	9,020,304	1,346,125
Net asset value of shares issued in reinvestment of distributions:
Class A	996,117	973,054
Class C	1,151,599	1,053,333
Class I	565,178	612,442
Class R	11,809,622	7,527,952
Class A1	75,396	58,423
Class I1	151,052	245,406
Payments for shares redeemed:
Class A	(11,442,063)	(20,454,108)
Class C	(16,016,309)	(23,594,084)
Class I	(12,105,547)	(13,347,217)
Class R	(136,246,033)	(104,797,468)
Class A1	(826,103)	(718,888)
Class I1	(14,267,476)	(5,528,745)
Net increase in net assets resulting from shares of beneficial interest	80,783,958	26,679,153

TOTAL INCREASE IN NET ASSETS	68,714,014	32,856,288

NET ASSETS
Beginning of Year	501,988,587	469,132,299
End of Year *	$570,702,601	$501,988,587
* Includes undistributed net investment income of:	$244,664	$1,082,829

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
SHARE ACTIVITY
Class A:
Shares Sold	256,474	329,453
Shares Reinvested	42,935	42,710
Shares Redeemed	(489,557)	(895,463)
Net decrease in shares of beneficial interest outstanding	(190,148)	(523,300)

Class C:
Shares Sold	466,313	382,635
Shares Reinvested	49,215	45,939
Shares Redeemed	(680,713)	(1,023,440)
Net decrease in shares of beneficial interest outstanding	(165,185)	(594,866)

Class I:
Shares Sold	170,541	126,028
Shares Reinvested	24,380	26,928
Shares Redeemed	(520,799)	(586,371)
Net decrease in shares of beneficial interest outstanding	(325,878)	(433,415)

Class R:
Shares Sold	9,712,413	7,195,443
Shares Reinvested	514,175	332,373
Shares Redeemed	(5,887,356)	(4,607,567)
Net increase in shares of beneficial interest outstanding	4,339,232	2,920,249

Class A1
Shares Sold	63,821	20,829
Shares Reinvested	3,222	2,539
Shares Redeemed	(34,871)	(30,918)
Net increase (decrease) in shares of beneficial interest outstanding	32,172	(7,550)

Class I1
Shares Sold	379,734	58,669
Shares Reinvested	6,461	10,726
Shares Redeemed	(606,738)	(239,534)
Net decrease in shares of beneficial interest outstanding	(220,543)	(170,139)

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
FROM OPERATIONS
Net investment income	$32,083,624	$20,615,590
Net realized gain (loss) from security transactions	(17,327,313)	7,531,350
Distributions of capital gains from underlying investment companies	142,000	55,687
Net change in unrealized depreciation of investments	(7,577,815)	(1,335,074)
Net increase in net assets resulting from operations	7,320,496	26,867,553

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(2,094,398)	(1,851,701)
Class C	(2,871,955)	(2,100,507)
Class I	(2,646,022)	(2,754,662)
Class R	(23,239,819)	(13,874,083)
Class Y	(490)	(2,501)
Net decrease in net assets resulting from distributions to shareholders	(30,852,684)	(20,583,454)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	34,928,180	48,455,324
Class C	59,412,652	59,192,535
Class I	42,942,819	62,155,944
Class R	488,126,756	341,442,186
Net asset value of shares issued in reinvestment of distributions:
Class A	1,870,509	1,708,041
Class C	2,735,839	2,001,444
Class I	2,531,755	2,628,576
Class R	22,420,611	13,530,042
Class Y	490	2,501
Payments for shares redeemed:
Class A	(32,912,170)	(33,355,393)
Class C	(44,424,429)	(21,862,404)
Class I	(62,419,339)	(47,252,885)
Class R	(218,654,683)	(108,378,240)
Class Y	(44,427)	(47,142)
Net increase in net assets resulting from shares of beneficial interest	296,514,563	320,220,529

TOTAL INCREASE IN NET ASSETS	272,982,375	326,504,628

NET ASSETS
Beginning of Year	845,940,337	519,435,709
End of Year *	$1,118,922,712	$845,940,337
* Includes undistributed net investment income of:	$1,672,641	$273,771

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
SHARE ACTIVITY
Class A:
Shares Sold	1,644,172	2,289,604
Shares Reinvested	88,504	80,618
Shares Redeemed	(1,552,842)	(1,575,616)
Net increase in shares of beneficial interest outstanding	179,834	794,606

Class C:
Shares Sold	2,803,046	2,797,361
Shares Reinvested	129,734	94,617
Shares Redeemed	(2,107,526)	(1,033,779)
Net increase in shares of beneficial interest outstanding	825,254	1,858,199

Class I:
Shares Sold	2,022,424	2,934,173
Shares Reinvested	119,513	123,902
Shares Redeemed	(2,942,503)	(2,228,865)
Net increase (decrease) in shares of beneficial interest outstanding	(800,566)	829,210

Class R:
Shares Sold	23,113,344	16,177,241
Shares Reinvested	1,066,418	640,569
Shares Redeemed	(10,389,223)	(5,133,719)
Net increase in shares of beneficial interest outstanding	13,790,539	11,684,091

Class Y:
Shares Reinvested	23	119
Shares Redeemed	(2,084)	(2,239)
Net decrease in shares of beneficial interest outstanding	(2,061)	(2,120)

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class A Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$23.41	$23.13		$22.36	$23.29	$23.05
Activity from investment operations:
Net investment income (1)	0.59	0.51		0.48	0.53	0.71
Net realized and unrealized gain (loss) on investments	(0.44)	0.30		0.78	(0.99)	0.50
Total from investment operations	0.15	0.81		1.26	(0.46)	1.21
Less distributions from:
Net investment income	(0.61)	(0.53)		(0.49)	(0.47)	(0.85)
Net realized gains	—	—		—	—	(0.06)
Return of capital	—	—		—	—	(0.06)
Total distributions	(0.61)	(0.53)		(0.49)	(0.47)	(0.97)
Net asset value, end of year	$22.95	$23.41		$23.13	$22.36	$23.29
Total return (2)	0.65%	3.57%		5.72%	(2.01)%	5.40%
Net assets, at end of year (000s)	$36,946	$42,144		$53,733	$60,478	$89,441
Ratio of gross expenses to average net assets (3)	1.73%	1.70	% (6)	1.75%	1.71%	1.69%
Ratio of net expenses to average net assets (3)	1.73%	1.72	% (5)	1.75%	1.71%	1.69%
Ratio of net investment income to average net assets (3)(4)	2.52%	2.29%		2.13%	2.28%	3.05%
Portfolio Turnover Rate	153%	156%		153%	131%	78%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(6)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class C Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$23.59	$23.30		$22.52	$23.45	$23.20
Activity from investment operations:
Net investment income (1)	0.42	0.34		0.31	0.34	0.53
Net realized and unrealized gain (loss) on investments	(0.44)	0.30		0.79	(0.97)	0.51
Total from investment operations	(0.02)	0.64		1.10	(0.63)	1.04
Less distributions from:
Net investment income	(0.44)	(0.35)		(0.32)	(0.30)	(0.67)
Net realized gains	—	—		—	—	(0.06)
Return of capital	—	—		—	—	(0.06)
Total distributions	(0.44)	(0.35)		(0.32)	(0.30)	(0.79)
Net asset value, end of year	$23.13	$23.59		$23.30	$22.52	$23.45
Total return (2)	(0.11)%	2.81%		4.93%	(2.72)%	4.61%
Net assets, at end of year (000s)	$61,939	$67,075		$80,103	$89,132	$93,291
Ratio of gross expenses to average net assets (3)	2.48%	2.45	% (6)	2.50%	2.47%	2.44%
Ratio of net expenses to average net assets (3)	2.48%	2.47	% (5)	2.50%	2.47%	2.44%
Ratio of net investment income to average net assets (3)(4)	1.77%	1.54%		1.37%	1.46%	2.26%
Portfolio Turnover Rate	153%	156%		153%	131%	78%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(6)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class I Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$23.38	$23.09		$22.32	$23.25	$23.01
Activity from investment operations:
Net investment income (1)	0.57	0.51		0.47	0.54	0.70
Net realized and unrealized gain (loss) on investments	(0.43)	0.31		0.79	(1.00)	0.51
Total from investment operations	0.14	0.82		1.26	(0.46)	1.21
Less distributions from:
Net investment income	(0.61)	(0.53)		(0.49)	(0.47)	(0.85)
Net realized gains	—	—		—	—	(0.06)
Return of capital	—	—		—	—	(0.06)
Total distributions	(0.61)	(0.53)		(0.49)	(0.47)	(0.97)
Net asset value, end of year	$22.91	$23.38		$23.09	$22.32	$23.25
Total return (2)	0.60%	3.62%		5.71%	(2.02)%	5.42%
Net assets, at end of year (000s)	$19,760	$27,778		$37,452	$62,223	$101,798
Ratio of gross expenses to average net assets (3)	1.73%	1.69	% (6)	1.75%	1.71%	1.69%
Ratio of net expenses to average net assets (3)	1.73%	1.72	% (5)	1.75%	1.71%	1.69%
Ratio of net investment income to average net assets (3)(4)	2.46%	2.28%		2.11%	2.33%	3.00%
Portfolio Turnover Rate	153%	156%		153%	131%	78%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(6)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class R Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$23.22	$22.95		$22.19	$23.12	$22.89
Activity from investment operations:
Net investment income (1)	0.64	0.55		0.54	0.56	0.73
Net realized and unrealized gain (loss) on investments	(0.44)	0.31		0.77	(0.96)	0.53
Total from investment operations	0.20	0.86		1.31	(0.40)	1.26
Less distributions from:
Net investment income	(0.67)	(0.59)		(0.55)	(0.53)	(0.91)
Net realized gains	—	—		—	—	(0.06)
Return of capital	—	—		—	—	(0.06)
Total distributions	(0.67)	(0.59)		(0.55)	(0.53)	(1.03)
Net asset value, end of year	$22.75	$23.22		$22.95	$22.19	$23.12
Total return (2)	0.86%	3.82%		5.99%	(1.80)%	5.64%
Net assets, at end of year (000s)	$442,358	$350,668		$279,566	$228,215	$347,370
Ratio of gross expenses to average net assets (3)(4)	1.48%	1.45	% (7)	1.50%	1.51%	1.44%
Ratio of net expenses to average net assets (4)	1.48%	1.50	% (6)	1.50%	1.50%	1.44%
Ratio of net investment income to average net assets (4)(5)	2.77%	2.49%		2.41%	2.45%	3.16%
Portfolio Turnover Rate	153%	156%		153%	131%	78%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class A1 Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$23.65	$23.35		$22.58	$23.51	$23.16
Activity from investment operations:
Net investment income (1)	0.56	0.48		0.46	0.46	0.74
Net realized and unrealized gain (loss) on investments	(0.45)	0.31		0.77	(0.95)	0.43
Total from investment operations	0.11	0.79		1.23	(0.49)	1.17
Less distributions from:
Net investment income	(0.58)	(0.49)		(0.46)	(0.44)	(0.70)
Net realized gains	—	—		—	—	(0.06)
Return of capital	—	—		—	—	(0.06)
Total distributions	(0.58)	(0.49)		(0.46)	(0.44)	(0.82)
Net asset value, end of year	$23.18	$23.65		$23.35	$22.58	$23.51
Total return (2)	0.47%	3.47%		5.53%	(2.13)%	5.21%
Net assets, at end of year (000s)	$3,802	$3,118		$3,255	$2,272	$1,838
Ratio of gross expenses to average net assets (3)(4)	1.88%	1.85	% (7)	1.90%	1.87%	1.84%
Ratio of net expenses to average net assets (4)	1.88%	1.87	% (6)	1.90%	1.87%	1.84%
Ratio of net investment income to average net assets (4)(5)	2.38%	2.14%		2.01%	1.96%	3.18%
Portfolio Turnover Rate	153%	156%		153%	131%	78%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges (Class A1) and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL ALL ASSET FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class I1 Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$23.54	$23.25		$22.47	$23.39	$23.15
Activity from investment operations:
Net investment income (1)	0.52	0.48		0.44	0.49	0.64
Net realized and unrealized gain (loss) on investments	(0.41)	0.30		0.79	(0.98)	0.54
Total from investment operations	0.11	0.78		1.23	(0.49)	1.18
Less distributions from:
Net investment income	(0.57)	(0.49)		(0.45)	(0.43)	(0.82)
Net realized gains	—	—		—	—	(0.06)
Return of capital	—	—		—	—	(0.06)
Total distributions	(0.57)	(0.49)		(0.45)	(0.43)	(0.94)
Net asset value, end of year	$23.08	$23.54		$23.25	$22.47	$23.39
Total return (2)	0.45%	3.43%		5.56%	(2.14)%	5.23%
Net assets, at end of year (000s)	$5,899	$11,205		$15,022	$22,606	$41,076
Ratio of gross expenses to average net assets (3)(4)	1.88%	1.85	% (7)	1.90%	1.86%	1.84%
Ratio of net expenses to average net assets (4)	1.88%	1.86	% (6)	1.90%	1.86%	1.84%
Ratio of net investment income to average net assets (4)(5)	2.20%	2.12%		1.95%	2.12%	2.73%
Portfolio Turnover Rate	153%	156%		153%	131%	78%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class A Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$21.44	$21.33		$20.45	$21.22	$20.69
Activity from investment operations:
Net investment income (1)	0.62	0.61		0.55	0.71	0.77
Net realized and unrealized gain (loss) on investments	(0.51)	0.09		0.90	(0.86)	0.66
Total from investment operations	0.11	0.70		1.45	(0.15)	1.43
Less distributions from:
Net investment income	(0.59)	(0.59)		(0.57)	(0.61)	(0.79)
Net realized gains	—	—		—	(0.01)	(0.11)
Total distributions	(0.59)	(0.59)		(0.57)	(0.62)	(0.90)
Net asset value, end of year	$20.96	$21.44		$21.33	$20.45	$21.22
Total return (2)	0.53%	3.34%		7.21%	(0.76)%	7.11%
Net assets, at end of year (000s)	$75,143	$72,996		$55,681	$35,302	$36,524
Ratio of gross expenses to average net assets (3)(4)	1.35%	1.34	% (7)	1.45%	1.37%	1.36%
Ratio of net expenses to average net assets (4)	1.35%	1.35	% (6)	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets (4)(5)	2.91%	2.87%		2.65%	3.36%	3.66%
Portfolio Turnover Rate	131%	119%		115%	149%	73%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class C Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$21.39	$21.29		$20.41	$21.19	$20.67
Activity from investment operations:
Net investment income (1)	0.49	0.48		0.43	0.56	0.65
Net realized and unrealized gain (loss) on investments	(0.50)	0.09		0.90	(0.84)	0.65
Total from investment operations	(0.01)	0.57		1.33	(0.28)	1.30
Less distributions from:
Net investment income	(0.47)	(0.47)		(0.45)	(0.49)	(0.67)
Net realized gains	—	—		—	(0.01)	(0.11)
Total distributions	(0.47)	(0.47)		(0.45)	(0.50)	(0.78)
Net asset value, end of year	$20.91	$21.39		$21.29	$20.41	$21.19
Total return (2)	(0.06)%	2.71%		6.61%	(1.37)%	6.43%
Net assets, at end of year (000s)	$129,749	$115,067		$74,969	$38,718	$21,346
Ratio of gross expenses to average net assets (3)(4)	1.96%	1.94	% (7)	2.05%	1.98%	1.96%
Ratio of net expenses to average net assets (4)	1.95%	1.95	% (6)	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets (4)(5)	2.34%	2.28%		2.06%	2.67%	3.08%
Portfolio Turnover Rate	131%	119%		115%	149%	73%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class I Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$21.47	$21.36		$20.48	$21.24	$20.72
Activity from investment operations:
Net investment income (1)	0.63	0.61		0.57	0.71	0.73
Net realized and unrealized gain (loss) on investments	(0.52)	0.09		0.88	(0.86)	0.70
Total from investment operations	0.11	0.70		1.45	(0.15)	1.43
Less distributions from:
Net investment income	(0.59)	(0.59)		(0.57)	(0.60)	(0.80)
Net realized gains	—	—		—	(0.01)	(0.11)
Total distributions	(0.59)	(0.59)		(0.57)	(0.61)	(0.91)
Net asset value, end of year	$20.99	$21.47		$21.36	$20.48	$21.24
Total return (2)	0.52%	3.33%		7.21%	(0.73)%	7.07%
Net assets, at end of year (000s)	$85,844	$104,978		$86,735	$45,292	$81,311
Ratio of gross expenses to average net assets (3)(4)	1.35%	1.35	% (7)	1.45%	1.35%	1.36%
Ratio of net expenses to average net assets (4)	1.35%	1.35	% (6)	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets (4)(5)	2.95%	2.88%		2.72%	3.34%	3.43%
Portfolio Turnover Rate	131%	119%		115%	149%	73%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class R Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$21.35	$21.25		$20.39	$21.17	$20.66
Activity from investment operations:
Net investment income (1)	0.70	0.69		0.61	0.76	0.83
Net realized and unrealized gain (loss) on investments	(0.50)	0.08		0.90	(0.84)	0.67
Total from investment operations	0.20	0.77		1.51	(0.08)	1.50
Less distributions from:
Net investment income	(0.68)	(0.67)		(0.65)	(0.69)	(0.88)
Net realized gains	—	—		—	(0.01)	(0.11)
Total distributions	(0.68)	(0.67)		(0.65)	(0.70)	(0.99)
Net asset value, end of year	$20.87	$21.35		$21.25	$20.39	$21.17
Total return (2)	0.94%	3.70%		7.55%	(0.42)%	7.44%
Net assets, at end of year (000s)	$828,171	$552,839		$301,946	$217,467	$157,023
Ratio of gross expenses to average net assets (3)(4)	0.96%	0.94	% (7)	1.05%	0.97%	0.96%
Ratio of net expenses to average net assets (4)	0.96%	0.97	% (6)	1.00%	0.97%	0.96	% (6)
Ratio of net investment income to average net assets (4)(5)	3.33%	3.26%		2.92%	3.61%	3.97%
Portfolio Turnover Rate	131%	119%		115%	149%	73%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

SIERRA TACTICAL CORE INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
Class Y Shares	2018	2017		2016	2015	2014
Net asset value, beginning of year	$21.30	$21.20		$20.36	$21.14	$20.62
Activity from investment operations:
Net investment income (1)	0.69	0.67		0.52	0.79	0.86
Net realized and unrealized gain (loss) on investments	(0.49)	0.10		0.97	(0.87)	0.65
Total from investment operations	0.20	0.77		1.49	(0.08)	1.51
Less distributions from:
Net investment income	(0.68)	(0.67)		(0.65)	(0.69)	(0.88)
Net realized gains	—	—		—	(0.01)	(0.11)
Total distributions	(0.68)	(0.67)		(0.65)	(0.70)	(0.99)
Net asset value, end of year	$20.82	$21.30		$21.20	$20.36	$21.14
Total return (2)	0.94%	3.71%		7.46%	(0.42)%	7.51%
Net assets, at end of year (000s)	$15	$60		$104	$5,822	$7,781
Ratio of gross expenses to average net assets (3)(4)	0.95%	0.94	% (7)	0.97%	0.96%	0.95%
Ratio of net expenses to average net assets (4)	0.95%	0.95	% (6)	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets (4)(5)	3.27%	3.17%		2.56%	3.75%	4.11%
Portfolio Turnover Rate	131%	119%		115%	149%	73%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from the prior period.

(7)	Represents the ratio of expenses to average net assets before adviser recapture of waived/reimbursements fees from the prior period.

See accompanying notes to financial statements.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

1.	ORGANIZATION

The Sierra Tactical All Asset Fund (“STAAF”), formally known as Sierra Core Retirement Fund and Sierra Tactical Core Income Fund (“STCIF”), formally known as Sierra Strategic Income Fund (each a “Fund” and collectively the “Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. STAAF’s two investment objectives are to provide long-term total return (the combination of yield and net price gains from underlying funds) and to limit volatility and downside risk. STCIF’s two investment objectives are to provide total return (with income contributing a significant part) and to limit volatility and downside risk. The Funds pursue their investment objectives by investing in a broadly diversified portfolio consisting of open-end and/or closed-end investment companies, including mutual funds and exchange-traded funds (“ETFs”).

The Funds currently each offer Class A, Class C, Class I, and Class R shares with STAAF also offering Class A1 and Class I1. Class C, Class I, Class R, and Class I1 shares are offered at net asset value. The Trust suspended the sale of Class Y shares for STAAF and has suspended sales of Class Y shares for STCIF, effective March 8, 2013. Class A and Class A1 shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their sales charge structures, minimum investment amounts and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, this team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Funds’ assets measured at fair value:

Sierra Tactical All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$69,949,285	$—	$—	$69,949,285
Mutual Funds	501,488,972	—	—	501,488,972
Total	$571,438,257	$—	$—	$571,438,257

Sierra Tactical Core Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$11,004,392	$—	$—	$11,004,392
Mutual Funds	1,110,690,581	—	—	1,110,690,581
Short-Term Investment	5,406,362	—	—	5,406,362
Total	$1,127,101,335	$—	$—	$1,127,101,335

There were no transfers into or out of Level 1, Level 2 or Level 3 during the period. It is each Fund’s policy to record transfers into or out of Fair Value Levels at the end of the reporting period.

The Funds did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for classification.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly for STCIF and quarterly for STAAF. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

taxable income to their shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2015 to September 30, 2017, or expected to be taken in the Funds’ September 30, 2018 tax returns. The Funds have identified their major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $919,075,985 and $835,172,164 respectively for STAAF. For the year ended September 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,619,061,246 and $1,316,676,367, respectively for STCIF.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Wright Fund Management, LLC serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets for STAAF and 0.75% of the Fund’s average daily net assets for STCIF. For the year ended September 30, 2018, STAAF incurred $6,901,735 in advisory fees and STCIF incurred $7,663,436 in advisory fees.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed, at least

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

until January 31, 2019 for STCIF and STAAF, to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), taxes or extraordinary expenses, such as litigation expenses) do not exceed the following amounts per annum of the average daily net assets of each class of shares:

	Class A	Class C	Class I	Class R	Class Y	Class A1	Class I1
STAAF	1.75%	2.50%	1.75%	1.50%	N/A	1.90%	1.90%
STCIF	1.35%	1.95%	1.35%	1.00%	0.95%	N/A	N/A

These amounts will herein be referred to as the “expense limitations.”

If the Adviser waives any fee or reimburses any expenses pursuant to the Expense Limitation Agreement, and either Fund’s operating expenses are subsequently lower than its respective expense limitation, the Adviser shall be entitled to reimbursement by the respective Fund provided that such reimbursement does not cause that Fund’s operating expenses to exceed its respective expense limitation. If either Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2018, the Adviser waived $0 with respect to STAAF and $15,817 with respect to STCIF under each Fund’s Expense Limitation Agreement.

The following amounts are subject to recapture by the Adviser by the following dates:

	9/30/2019	9/30/2020	9/30/2021
STCIF	$319,815	$18,853	$15,817

Distributor – The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plan” or “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at annual rates of 0.25%, 0.25%, 1.00%, 0.40% and 0.40% of the average daily net assets attributable to Class A, Class I, Class C, Class A1 and Class I1 shares, respectively for STAAF, and 0.40%, 0.40% and 1.00% of the average daily net assets attributable to Class A, I and C shares, respectively for STCIF and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. On sales of STAAF’s Class A and Class A1 shares, respectively, for the year ended September 30, 2018 the Distributor received $159,592 and $37,250 from front-end sales charges of which $9,011 and $2,146 was retained by the principal underwriter or other affiliated broker-dealers. On sales of STCIF’s Class A shares for the year ended September 30, 2018, the Distributor received $541,917 from front-end sales charge of which $31,102 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or is under common control. Companies which are affiliates of a Fund at September 30, 2018 are noted in the Funds’ Portfolios of Investments. Transactions during the year ended September 30, 2018 with companies which are affiliates are as follows:

Sierra Tactical Core Income Fund:

		Value -				Dividends			Net Change in	Shares -
		Beginning of		Sales	Realized	Credited to		Value - End	Unrealized	End of
Cusip	Description	Year	Purchases	Proceeds	Gain/ Loss	Income		of Year	Depreciation	Year
66537X167	Deer Park Total Return Credit Fund - Class I	$10,000,152	$79,077,908	$—	$—	2,356,903	$	$88,739,814	$(338,246)	7,880,978

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following years was as follows:

For Fiscal Year Ended	Ordinary	Tax-exempt	Long-Term	Return of
9/30/2018	Income	Income	Capital Gains	Capital	Total
Sierra Tactical All Asset Fund	$12,470,477	$2,761,989	$—	$—	$15,232,466
Sierra Tactical Core Income Fund	25,063,936	5,788,748	—	—	30,852,684

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

For Fiscal Year Ended	Ordinary	Tax-exempt	Long-Term	Return of
9/30/2017	Income	Income	Capital Gains	Capital	Total
Sierra Tactical All Asset Fund	$10,057,349	$1,222,366	$—	$—	$11,279,715
Sierra Tactical Core Income Fund	17,930,431	2,653,023	—	—	20,583,454

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Tax-exempt	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Income	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Sierra Tactical All Asset Fund	$—	$244,664	$—	$(757,880)	$—	$1,940,483	$1,427,267
Sierra Tactical Core Income Fund	1,240,103	432,538	(17,488,613)	(1,817,363)	—	11,359,599	(6,273,736)

The difference between the book basis and tax basis for unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. STCIF incurred and elected to defer such capital losses of $17,488,613.

At September 30, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Sierra Tactical All Asset Fund	$757,880	$—	$757,880	$8,002,989
Sierra Tactical Core Income Fund	1,817,363	—	1,817,363	297,809

Permanent book and tax differences, primarily attributable to adjustments for the prior year tax return, resulted in reclassification for the year ended September 30, 2018 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Sierra Tactical All Asset Fund	$—	$—	$—
Sierra Tactical Core Income Fund	(167,930)	167,930	—

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

September 30, 2018, TD Ameritrade held approximately 61.1% and 37.3% of the voting securities of STAAF and STCIF, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by TD Ameritrade are also owned beneficially.

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Sierra Tactical All Asset Fund	$569,497,774	$7,668,443	$(5,727,960)	$1,940,483
Sierra Tactical Core Income Fund	1,115,741,736	15,365,007	(4,005,408)	11,359,599

9.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

THE SIERRA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Dividends: The Board declared the following monthly dividends:

Fund		Dividend Per Share	Record Date	Payable Date
Sierra Tactical Core Income Fund	Class A	0.0151	10/29/2018	10/30/2018
Sierra Tactical Core Income Fund	Class C	0.0062	10/29/2018	10/30/2018
Sierra Tactical Core Income Fund	Class I	0.0139	10/29/2018	10/30/2018
Sierra Tactical Core Income Fund	Class R	0.0211	10/29/2018	10/30/2018
Sierra Tactical Core Income Fund	Class Y	0.0217	10/29/2018	10/30/2018
Fund		Dividend Per Share	Record Date	Payable Date
Sierra Tactical Core Income Fund	Class A	0.0387	11/28/2018	11/29/2018
Sierra Tactical Core Income Fund	Class C	0.0276	11/28/2018	11/29/2018
Sierra Tactical Core Income Fund	Class I	0.0386	11/28/2018	11/29/2018
Sierra Tactical Core Income Fund	Class R	0.0463	11/28/2018	11/29/2018
Sierra Tactical Core Income Fund	Class Y	0.0460	11/28/2018	11/29/2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Sierra Tactical All Asset Fund

and Sierra Tactical Core Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sierra Tactical All Asset Fund (formerly Sierra Core Retirement Fund) and Sierra Tactical Core Income Fund (formerly Sierra Strategic Income Fund), each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

November 27, 2018

THE SIERRA FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2018

As a shareholder of the Sierra Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A and Class A1 shares and; (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Sierra Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Sierra Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expenses Paid	Expense Ratio
	Value	Account Value	During Period*	During Period**
Actual	4/1/2018	9/30/2018	4/1/18 – 9/30/18	4/1/18 – 9/30/18
Sierra Tactical All Asset Class A	$1,000.00	$999.70	$8.77	1.75%
Sierra Tactical All Asset Class C	1,000.00	995.90	12.51	2.50%
Sierra Tactical All Asset Class I	1,000.00	999.60	8.77	1.75%
Sierra Tactical All Asset Class R	1,000.00	1,000.50	7.52	1.50%
Sierra Tactical All Asset Class A1	1,000.00	999.10	9.52	1.90%
Sierra Tactical All Asset Class I1	1,000.00	998.70	9.52	1.90%
Sierra Tactical Core Income Class A	1,000.00	1,004.90	6.79	1.35%
Sierra Tactical Core Income Class C	1,000.00	1,001.80	9.84	1.96%
Sierra Tactical Core Income Class I	1,000.00	1,004.90	6.79	1.35%
Sierra Tactical Core Income Class R	1,000.00	1,006.50	4.98	0.99%
Sierra Tactical Core Income Class Y	1,000.00	1,007.00	4.83	0.96%

THE SIERRA FUNDS
EXPENSE EXAMPLES (Unaudited)(Continued)
September 30, 2018

	Beginning Account	Ending	Expenses Paid	Expense Ratio
Hypothetical	Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/2018	9/30/2018	4/1/18 – 9/30/18	4/1/18 – 9/30/18
Sierra Tactical All Asset Class A	$1,000.00	$1,016.29	$8.85	1.75%
Sierra Tactical All Asset Class C	1,000.00	1,012.53	12.61	2.50%
Sierra Tactical All Asset Class I	1,000.00	1,016.29	8.85	1.75%
Sierra Tactical All Asset Class R	1,000.00	1,017.55	7.59	1.50%
Sierra Tactical All Asset Class A1	1,000.00	1,015.54	9.60	1.90%
Sierra Tactical All Asset Class I1	1,000.00	1,015.54	9.60	1.90%
Sierra Tactical Core Income Class A	1,000.00	1,018.30	6.83	1.35%
Sierra Tactical Core Income Class C	1,000.00	1,015.24	9.90	1.96%
Sierra Tactical Core Income Class I	1,000.00	1,018.30	6.83	1.35%
Sierra Tactical Core Income Class R	1,000.00	1,020.10	5.01	0.99%
Sierra Tactical Core Income Class Y	1,000.00	1,020.26	4.86	0.96%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2018

Sierra Tactical All Asset Fund (“Sierra Tactical”) and Sierra Tactical Core Income Fund (“Sierra Tactical Core”) (Adviser – Wright Fund Management, LLC) *

In connection with the regular meeting held on September 26-27, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Wright Fund Management, LLC (“Adviser”) and the Trust, with respect to the Sierra Tactical and Sierra Tactical Core (collectively referred to as the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 1987 and is part of the Sierra Investment Management group of companies (the “Sierra Group”). They observed that the adviser managed approximately $2.4 billion and focused on providing an investment strategy suitable for conservative investors and institutions. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Funds, taking into account their education and noting the investment team’s varied financial industry experience. The Trustees commented that the adviser actively managed each Fund’s portfolio, making asset allocation adjustments to reflect changes in its view of the current economic environment and its effects on different sectors by reviewing data provided by private and governmental sources. They observed that the adviser demonstrated a robust risk management program and considered risk mitigation strategies to be an integral part of the firm’s investment process. They noted that the adviser reported no material compliance or litigation issues since the previous advisory agreement approval. The Trustees acknowledged that the adviser had remained true to its conservative risk management mandate and concluded that the adviser was likely to continue to provide high quality services to the Funds for the benefit of their shareholders.

Performance.

Sierra Tactical Core – The Trustees noted that the Fund had underperformed its peer group median and Morningstar category median over the past year. The Trustees noted that since inception, the Fund had performed well by generating a respectful rate of return while maintaining a top quartile standard deviation as compared to its peer group. The Trustees noted that the Fund had always employed a conservative investment strategy to minimize risk while providing reasonable total returns. After further discussion, the Trustees concluded that the adviser was managing the Fund in accord with its stated objective, and that its performance was not unreasonable.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

Sierra Tactical – The Trustees noted that the Fund underperformed both its peer group median, Morningstar category median and benchmark for the one-year period. The Trustees discussed the Fund’s historically low standard deviation and very high SHARPE ratio relative to its peers. The Trustees discussed that the Fund had a very conservative investment strategy and Broadridge had difficulty creating an appropriate peer group. After further discussion, the Trustees concluded that the adviser was managing the Fund in accord with its stated objective, and that its performance was not unreasonable.

Fees and Expenses.

Sierra Tactical Core – The Trustees considered the adviser’s advisory fee of 0.75%, noting that it was lower than its peer group median, but higher than its Morningstar category median. The Trustees discussed the adviser’s detailed explanation that the adviser’s approach was more labor intensive and used more asset classes and more sophisticated strategies than the funds found in the peer group. The Trustees discussed the Fund’s net expense ratio, noting that it was lower than its peer group median, but higher than its Morningstar category median, but was within the range of the Morningstar category. They considered the fees charged by the adviser for similar managed accounts. After discussion, the Trustees concluded the advisory fee was not unreasonable in light of the strategy employed by the adviser.

Sierra Tactical – The Trustees considered the adviser’s advisory fee of 1.25%, noting that it was higher than its Morningstar category and its peer group median but within the ranges of both the category and the peer group. They discussed the Fund’s net expense ratio of 2.24%, noting that it was higher than its peer group median and its Morningstar category median, but within the ranges of both. They reviewed the fee charged by the adviser for similar separate accounts and noted that these fees were higher than the fee charged to the Fund. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser with respect to each Fund individually. The Trustees examined the adviser’s responses and noted that the adviser’s calculations demonstrated a profitability that was high for each Fund. The Trustees extensively reviewed the adviser’s 15(c) response regarding the overall profitability of the adviser and recognized that the adviser was an efficiently managed enterprise with minimal overhead and two employees. The Trustees considered the adviser’s willingness to insert breakpoints into its advisory fee charged to each Fund. After further discussion, the Trustees determined that the level of profitability was not excessive.

Economies of Scale. The Trustees noted the adviser’s explanation that each of Sierra Tactical Core and Sierra Tactical were currently benefiting from economies of scale, and they considered that the adviser had agreed to a breakpoint in the advisory fee for Sierra Tactical that would be triggered at $750 million and a breakpoint in the advisory fee for both Funds at $1 billion. The Trustees noted that collectively, the Funds had generated approximately $500 million in assets during the year. After further discussion, the Trustees concluded that the contemplated breakpoints for Sierra Tactical Core and Sierra Tactical were reasonable. They noted that economics should be revisited as the Funds continue to grow.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was not unreasonable and that renewal of each advisory agreement was in the best interests of Sierra Tactical Core and Sierra Tactical and each Fund’s shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/18 – NLFT_v1

THE SIERRA FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012- Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2018, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Funds’ adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Funds’ adviser.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-738-4363.

9/30/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-738-4363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-738-4363.

INVESTMENT ADVISER
Wright Fund Management, LLC
3420 Ocean Park Blvd. Suite 3060
Santa Monica, CA 90405

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $ 29,800

2017 - $ 29,600

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 – $ 4,400

2017 – $ 4,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees: 0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $ 4,400

2017 - $ 4,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/07/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/07/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/ Treasurer

Date 12/07/18